UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                       1-2207                     38-0471180
  -----------------              --------------             --------------
  (State or Other                (Commission                (I.R.S. Employer
   Jurisdiction of                File Number)               Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                              10017
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  (Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:   (212)  451-3000

                                       N/A
  ------------------------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.

     On December  20,  2005,  the  Performance  Compensation  Subcommittee  (the
"Subcommittee") of the Board of Directors of Triarc Companies, Inc. (the "Company") approved the immediate vesting of unvested and "underwater" options (the "Options") to purchase 4,465,500 shares of the Company's Class B Common Stock, Series 1, previously granted to officers and employees under the Company's 2002 Equity Participation Plan. The closing price of the Company's Class B Common Stock, Series 1 on December 20, 2005 was $14.85 per share and the exercise price of each Option is $15.09 per share. Included in the Options that were vested are Options to purchase 1,800,000 shares held by Nelson Peltz (Chairman and Chief Executive Officer), 900,000 shares held by Peter W. May (President and Chief Operating Officer), 600,000 shares held by Edward P. Garden (Vice Chairman), 225,000 shares held by Brian L. Schorr (Executive Vice President and General Counsel) and 215,000 shares held by Francis T. McCarron (Executive Vice President and Chief Financial Officer). Had the vesting of the Options not been accelerated, the Options would have vested in three equal installments on February 15, 2006, 2007 and 2008.

     In connection with the accelerated vesting, the Subcommittee imposed restrictions on any shares acquired upon the exercise of accelerated Options. Those restrictions prevent the sale of any stock obtained through exercise of an accelerated Option prior to the earlier of the date the Options would have otherwise vested under the original terms of the Option grant or the individual's termination of employment.

     The accelerated vesting of the Options is intended to eliminate any future reportable compensation expense relating to the Options upon the adoption of Statement of Financial Accounting Standards (SFAS) No. 123(R), "Share Based Payment," effective for the Company's fiscal year beginning January 2, 2006.

Item 7.01    Regulation FD Disclosure

     The Company reported in a press release issued today that the Company's subsidiary, Deerfield & Company LLC, a Chicago-based asset manager, had approximately $12.1 billion under management as of December 1, 2005.

     The information in this Item 7.01 of this Current Report is being furnished, not filed, pursuant to Regulation FD. The information in this Item
7.01 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission that the information in this
Item 7.01 of this Current Report is material, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its subsidiaries.

Item 9.01.   Financial Statements and Exhibits

(d)          Exhibits

99.1         Press release of Triarc Companies, Inc. dated December 21, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIARC COMPANIES, INC.


                                          By:/s/FRANCIS T. MCCARRON
                                             ----------------------------------
                                             Francis T. McCarron
                                             Executive Vice President and
                                             Chief Financial Officer

Dated: December 21, 2005


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                                  EXHIBIT INDEX

Exhibit                         Description
-------                         -----------

99.1       Press release of Triarc Companies, Inc. dated December 21, 2005